avenue financial holdings




BOXOFFICE


INPUT
VOLUME
TREBLE


25TH AVE S
VANDERBILT PL

First Quarter 2015 Earnings Call - AVNU


INPUT
VOLUME
TREBLE

Forward-Looking Statements

Certain statements in this press release contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would," and "outlook," or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the following: market and economic conditions (including interest rate environment, levels of public offerings, mergers and acquisitions, or M&A, and venture capital financing activities) and the associated impact on us; changes in management personnel; deterioration of our asset quality; our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to earnings from a change in interest rates; our ability to execute our strategy and to achieve organic loan and deposit growth; the adequacy of reserves (including allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; volatility and direction of market interest rates; the sufficiency of our capital, including sources of capital (such as funds generated through retained earnings) and the extent to which capital may be used or required; our overall investment plans, strategies and activities, including our investment of excess cash/liquidity; operational, liquidity and credit risks associated with our business; increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms; the level of client investment fees and associated margins; changes in the regulatory environment; changes in trade, monetary and fiscal policies and laws; governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act, Basel guidelines, capital requirements and other applicable laws and regulations; changes in interpretation of existing law and regulation; further government intervention in the U.S. financial system; and other factors that are discussed under the heading "Risk Factors" in our filings with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the Company's Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.


25TH AVE

Financial Highlights
1st Quarter 2015

- Shareholder Friendly Capital Transactions:
  - Subordinated Debt, IPO and SBLF Redemption
- $1.4 million net income to common and $0.15 per diluted share
  - Fueled by organic balance sheet growth, lower provision for loan losses and improved mortgage market
- Balance Sheet Growth:
  - Exceeded $1 billion in total assets at 3/31/15
- Asset Quality:
  - Meaningful reduction in NPAs, TDRs and provision for loan losses
- Net Interest Margin:
  - Interest Income growth offset increased expense from recent sub debt (Dec 29, 2014)
- Non Interest Income:
  - Mortgage Originations: $40 million vs. $31 million Q4 and $20 million a year ago



Business Strategy

Maintain a balanced approach emphasizing both growth and profitability.

- Balance sheet growth
- Top-line revenue growth
- Profitability
  - Continued scale
  - Fee income growth
  - Margin improvement



Balance Sheet Growth

- Total Assets at $1.036 billion at March 31, 2015 – up 10% over prior year
- Loans up 16.8% year over year (including loans held for sale)
- Significant demand deposit growth



CAGR Since 2010 (%)
18%
16%
14%
12%
10%
14%
14%
17%
Deposits
Assets
Loans


BOXOFFICE

Balance Sheet Growth Business Lines

Complementary lines of business generating a balanced mix of loans and deposits:

- **Commercial Banking Group** (13 bankers)
  - Includes commercial real estate and C&I
- **Music & Entertainment** (4 bankers)
- **Private Banking** (8 bankers)
  - Team hired from regional competitor in July 2013
- **Business Banking** (4 bankers)
- **Mortgage Banking** (7 loan officers)
- **Concierge Banking** (4 retail branches)

Loans Outstanding by Lines of Business ($mm)


Concierge Banking, 2%
Business Banking, 6%
Music & Entertainment, 11%
Private Banking, 14%
Commercial Banking Group, 67%

Deposits Outstanding by Lines of Business ($mm)


Corporate / Wholesale, 15%
Commercial Banking Group, 32%
Concierge Banking, 12%
Business Banking, 4%
Music & Entertainment, 18%
Private Banking, 19%


VANDERBILT
25TH AVE S

Balance Sheet Growth
Loan Portfolio

Total Loans ($mm)


$750
$700
$650
$600
$550
$694
$32
$34
$6
$34
$60
$716
Q4 14 Ending Balance
Payoffs
Paydowns
Loan Moved to Held for Sale
Fundings from Existing Loans
Fundings from New Loans
Q1 15 Ending Balance

Q1 '10 = $337 million


Multifamily, 2%
Residential Mortgages, 14%
C&D, 8%
Consumer & Other, 1%
CRE, 40%
C&I, 35%

Q1 '15 = $716 million

- Relationships with many of Nashville's most established individuals and businesses
- Growth stemming from Healthcare and Commercial Real Estate
- Owner Occupied CRE loans represent 11% of Total Loans
- 2015 Loan Growth Target: 15-20%



Balance Sheet Growth
Deposit Portfolio

Deposit Growth: Demand vs. Money Market ($mm) (1) (2)



$700
$525
$350
$175
$0
Millions
Balances
0.70%
0.53%
0.35%
0.18%
0.00%
Cost
0.63%
0.39%
0.11%
0.08%
FY 2012
FY 2013
FY 2014
YTD 2015
DDA
MMA & Savings
Cost of DDA (%)
Cost of MMA & Savings (%)

- YTD '15 total cost of deposits = 0.38%
- Demand deposits = 29% of total average deposits
- Growth since 2012:
  - Demand deposits = 191%
  - Money market & savings = 54%

Q1 '15 Average Deposits = $804 mm



Time Deposits, 20%
Non-Interest Bearing Deposits, 22%
Savings Acccounts, 2%
Interest Bearing Deposits, 7%
Money Market Accounts, 49%

Total Deposits (period ending, $mm)



1000
800
600
400
200
17% CAGR
480
482
591
706
803
816
2010
2011
2012
2013
2014
Q1 '15

(1) DDAs defined as both interest-bearing and noninterest-bearing demand deposits; MMA & Savings defined as money market accounts and savings accounts
(2) Average balances per year for DDA and MMA & Savings shown and used in respective cost calculations

Balance Sheet Growth
Asset Quality

- Consultative approach to credit
  - Understand fundamental credit need through open communication
  - Collaborative, agile and solutions-based process of credit structuring
- Resolved largest TDR and oldest ORE property in the quarter. No 30 day past due loans.
- Provision expense down significantly from prior quarters due to less loan growth and improved mix.

NPAs by Type ($mm)



$16
$12
$8
$4
$0
3.13%
3.38%
2.14%
2.11%
1.21%
1.00%
0.57%
$3.2
$4.6
$2.9
$3.3
$4.8
$4.9
$1.9
$4.1
$2.6
$5.0
$2.9
$1.9
$3.0
$3.5
$0.6
$2.8
$3.4
$0.7
$0.5
$2.8
$0.9
2009
2010
2011
2012
2013
2014
Q1 '15
Nonaccruals
ORE
TDRs
NPAs / Loans + ORE (%)

NPAs inclusive of troubled debt restructurings


INPUT
VOLUME
TREBLE

Revenue Growth & Profitability

Total Revenue [1] ($mm)


$42.0
$37.0
$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
16% CAGR
$18.5
$19.4
$23.8
$28.6
$33.9
$35.8
2010
2011
2012
2013
2014
YTD 2015 *

Noninterest Expense ($mm)


$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
12% CAGR
$15.4
$15.9
$18.4
$20.6
$24.1
$25.9
2010
2011
2012
2013
2014
YTD 2015 *

- Balance sheet growth offset impact to net interest income of recently added sub debt :
  - Sub debt added 13bps to interest bearing COF and lowered Net Interest Margin by 10 bps.
- One time expenses/ gains:
  - Compensation: FICA resets, increased benefit costs and recruiting expenses
  - Fraud Recovery (deposit): $56k
  - Data Processing Expense: $85k

1 Total Revenue = Net Interest Income + Non Interest Income
* Annualized


BOX OFFICE

Fee Income Expansion

Areas for fee income growth:

- Mortgage – secondary mortgage origination
- Wealth Management product offerings
- SBA loan sales
- Sales of portfolio mortgages
- Non-bank acquisitions

1st Quarter 2015 Noninterest Income ($000s)


$800
$600
$400
$200
$0
$671
$205
$143
$236
Customer Service Fees
Mortgage Banking Fees
Value of Life Insurance
Gain on Sale of Loans

Mortgage Banking Fees are net of commissions
Loan Sales are net of expenses

Mortgage Origination Trends by Mix ($mm)


$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Portfolio Mortgages
Secondary Market
Refi
Purchase

Interest Rate Sensitivity

- Factors contributing to Avenue's Liability Sensitivity:
  - Loan Floors and Fixed Rate Loans
  - Heavy Non Maturing Deposit Base (money market accounts)
  - Conservative Betas (Avenue has not operated in a rising rate environment)
- Shocked scenario reflects a negative impact to net interest income but flat yield curve reflects initial pressure and then move to asset sensitive (Avenue's model shows less migration to Time Deposits in flat yield curve).

Change in Net Interest Income



10%
5%
0%
-5%
Static Balance Sheet
Growth Balance Sheet with conservative Betas
Growth Balance Sheet with lower Betas
100 bp Shock
200 bp Shock
Forecast

Interest Rate Sensitivity

Loan Floors provided meaningful earnings during low rate environment



Millions
$200
$180
$160
$140
$120
$100
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.35%
1.15%
0.92%
0.86%
Dec 2012
Dec 2013
Dec 2014
YTD 2015
Floor Volumes
Weighted Avg Rate w/ Floor
Underlying Rate

- As a percentage of total loans:
  - Fixed Rate: 44% (Q1 15) vs 45% (Q4 14)
  - Variable No Floor: 32% (Q1 15) vs 29% (Q4 14)
  - Variable w/ Floor: 24% (Q1 15) vs 26% (Q4 14)

Initiatives to Promote Asset Sensitivity

- Drive non-interest bearing deposits (22% of average deposits for Q1 2015).
- Balance Fixed Rate Lending with expansion of C&I and Business Bankers.
- Gradually release interest rate floor on certain Prime and LIBOR based loans. Initiated $25 million receive fixed swap to support this initiative (executed March 2015).
- Forward starting cash flow hedge lock in $30 million in future long term deposits. Tranches begin in November 2015, May 2016 and March 2017 (all have a 2021 maturity)



Summary

Strong Company Vision and Culture

Continued Organic Growth

Proven Capability of Hiring Talented Bankers

Collaborative Credit Culture

Unique Branch Model

Experienced Management Team

Depth of Banking Talent

Ability to Gain Operating Leverage

Attractive and Growing Market


BOXOFFICE
25TH AVE S
VANDERBILT PL
INPUT
VOLUME
TREBLE

Appendix


BOXOFFICE

Historical Financials

	At or for the Three Months					
	March 31, 2015	December 31, 2014	September 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in thousands, except employee data)					
SELECTED INCOME STATEMENT DATA						
Interest income	$ 8,834	$ 8,498	$ 8,468	$ 8,237	$ 7,821	$ 7,381
Interest expense	1,269	938	935	952	944	923
Net interest income	7,565	7,560	7,533	7,285	6,877	6,458
Provision for loan losses	154	456	(222)	549	860	631
Net interest income after provision for loan losses	7,411	7,104	7,755	6,736	6,017	5,827
Non-interest income	1,256	1,059	1,904	915	787	905
Non-interest expense	6,474	6,297	6,122	5,862	5,845	5,476
Income tax expense	736	573	1,122	555	288	648
Net income	1,457	1,293	2,415	1,234	671	608
Dividends on preferred shares	(32)	(48)	(47)	(48)	(47)	(47)
Net income available to common stockholders	**$ 1,425**	**$ 1,245**	**$ 2,368**	**$ 1,186**	**$ 624**	**$ 561**
PER COMMON SHARE DATA:						
Basic earnings per share	$ 0.15	$ 0.15	$ 0.28	$ 0.14	$ 0.07	$ 0.07
Diluted earnings per share	0.15	0.15	0.28	0.14	0.07	0.07
Book value per common share	8.79	8.41	8.18	7.96	7.65	7.41
Tangible book value per common share (1)	8.50	8.07	7.84	7.62	7.30	7.06
Basic weighted average common shares	9,319,312	8,487,515	8,487,516	8,487,516	8,480,478	8,452,597
Diluted weighted average common shares	9,656,971	8,540,856	8,528,926	8,487,516	8,480,478	8,452,597
Common shares outstanding at period end	10,227,340	8,636,682	8,633,588	8,619,588	8,619,588	8,567,912


INPUT
VOLUME
TREBLE

Historical Financials

	March 31, 2015	December 31, 2014	September 2014	June 30, 2014	March 31, 2014	December 31, 2013
	At or for the Three Months					
	(Dollars in thousands, except employee data)					
SELECTED BALANCE SHEET DATA						
Total assets	$ 1,036,959	$ 998,790	$ 973,371	$ 955,100	$ 941,928	$ 889,578
Residential real estate - Mortgage	103,728	110,929	122,128	127,462	109,909	94,238
Residential real estate - Multi-family	13,480	11,310	20,960	15,605	13,282	2,964
Commercial and industrial	247,722	235,911	181,688	188,421	181,518	170,662
Commercial real estate	289,404	271,001	268,907	275,526	262,696	236,030
Construction and land development	54,515	58,843	55,174	65,874	70,081	67,483
Consumer	7,319	5,915	4,221	4,817	1,881	1,879
Other	85	(1)	157	130	155	174
Total loans, net of deferred fees	716,253	693,908	653,235	677,835	639,522	573,430
Allowance for loan losses	(8,669)	(8,518)	(8,407)	(8,625)	(8,070)	(7,204)
Securities available for sale	218,118	220,462	211,500	217,478	240,100	257,797
Mortgage loans held for sale	33,484	27,237	5,036	7,457	2,636	27,237
Goodwill and other intangible assets	2,966	2,966	2,966	2,966	2,966	2,966
Demand deposits	200,316	170,647	186,209	166,181	162,023	142,259
Interest checking accounts	60,135	55,653	52,673	51,675	44,958	51,629
Savings accounts	15,197	11,919	10,613	8,434	8,412	7,738
Money market accounts	227,999	240,646	263,947	268,417	275,768	295,985
Reciprocal ICS Money Market	155,572	163,214	147,870	139,017	105,777	84,363
CDs	70,064	82,012	82,075	82,116	87,230	79,528
Reciprocal CDARs	51,602	44,081	41,662	39,780	27,827	23,291
Brokered CDs	35,000	35,000	35,832	29,097	26,049	21,001
Total Deposits	815,885	803,172	820,881	784,717	738,044	705,794
Advances from FHLB/FRB	99,300	70,300	55,000	75,500	79,000	79,250
Subordinated debt	20,000	20,000	-	-	-	-
Preferred stock	-	18,950	18,950	18,950	18,950	18,950
Tangible common stockholders' equity (1)	86,967	69,700	67,699	65,661	62,951	60,502
Total stockholders' equity	89,933	91,616	89,615	87,577	84,867	82,418
Average total assets	1,014,663	976,497	952,248	932,603	906,855	865,400
Average common stockholders' equity	94,659	72,447	69,902	66,973	65,703	65,417



Performance Ratios

	At or for the Three Months					
	March 31, 2015	December 31, 2014	30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
SELECTED PERFORMANCE RATIOS						
Return on average assets (2) (5)	0.57 %	0.51 %	0.99 %	0.51 %	0.28 %	0.26 %
Return on average common stockholders' equity (2) (5)	6.11	6.82	13.44	7.10	3.85	3.40
Net interest margin (fully tax equivalent) (2)	3.23	3.37	3.38	3.34	3.30	3.04
Efficiency ratio (1) (3)	75.4	73.2	71.3	71.5	76.4	74.6
SELECTED ASSET QUALITY DATA						
Nonaccruing loans	$ 854	$ 695	$ 889	$ 897	$ 584	$ 591
Past due loans over 90 days and still accruing interest	-	-	-	-	-	-
Net loans charge-offs	2	345	(5)	(5)	(6)	180
Nonaccruing loans to total loans	0.12 %	0.10 %	0.14 %	0.13 %	0.09 %	0.10 %
Nonaccruing loans and loans past due 90 days and still accruing to total loans	0.12	0.10	0.14	0.13	0.09	0.10
Non-performing assets to total assets (4)	0.35	0.41	0.28	0.30	0.42	0.45
Nonperforming assets to loans and OREO	0.51	0.58	0.42	0.42	0.62	0.70
Allowance for loan losses to total loans	1.21	1.23	1.29	1.27	1.26	1.26
Allowance for loan losses to nonaccruing loans	1,015.15	1,224.87	945.67	961.54	1,381.85	1,219.43
Net loan charge-offs to average loans (2)	0.00	0.20	(0.00)	(0.00)	(0.00)	0.13
CAPITAL RATIOS (Consolidated)						
Tier 1 Leverage ratio (6)	10.64 %	9.21 %	9.16 %	8.78 %	8.81 %	9.12 %
Tier 1 Risk-based capital ratio (6)	13.30	10.62	11.38	10.65	10.77	11.46
Total Risk-based capital ratio (6)	14.39	14.00	12.49	11.77	11.86	12.52
Tangible common stockholders' equity to tangible assets (1)	8.41	7.00	6.98	6.90	6.70	6.82

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial

(2) Data has been annualized.

(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income, (excluding securities and loan sale gains/(losses)) and is not a GAAP measure.

(4) Non-performing assets are deemed to be nonaccruing loans and OREO.

(5) Return on average assets is defined as net income available to common stockholders divided by average total assets; Return on average common stockholders equity is defined by net income available to common stockholders divided by average common stockholders' equity.

(6) Capital ratios as of March 31, 2015 are estimated.



Non-GAAP Financial Measures

	At or for the Three Months					
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(unaudited) (Dollars in thousands, except per stock data)					
NON-GAAP FINANCIAL MEASURES						
Efficiency Ratio						
Non-interest expense (numerator)	$ 6,474	$ 6,297	$ 6,122	$ 5,862	$ 5,845	$ 5,476
Net interest income	7,565	7,560	7,533	7,285	6,877	6,458
Non-interest income	1,256	1,059	1,904	915	787	905
Less: gains on sale of loans	(236)	(14)	(852)	-	-	(22)
Less: gains (losses) on sales of securities	-	-	-	2	(14)	-
Adjusted operating revenue (denominator)	8,585	8,605	8,585	8,202	7,650	7,341
Efficiency Ratio	75.41 %	73.18 %	71.31 %	71.47 %	76.41 %	74.59 %
Tangible Common Stockholders' Equity and Tangible Common Stockholders' Equity/Tangible Assets						
Common equity	$ 89,933	$ 72,666	$ 70,665	$ 68,627	$ 65,917	$ 63,468
Less: intangible assets	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)
Tangible common stockholders' equity	86,967	69,700	67,699	65,661	62,951	60,502
Total assets	1,036,959	998,790	973,371	955,100	941,928	889,578
Less: Intangible assets	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)
Tangible assets	1,033,993	995,824	970,405	952,134	938,962	886,612
Tangible Common Stockholders' Equity/Tangible Assets	8.41 %	7.00 %	6.98 %	6.90 %	6.70 %	6.82 %
Tangible Book Value per Common Share						
Book Value Per Common Share	$ 8.79	$ 8.41	$ 8.18	$ 7.96	$ 7.65	$ 7.41
Less: Effects of intangible assets	(0.29)	(0.34)	(0.34)	(0.34)	(0.34)	(0.35)
Tangible Book Value per Common Share	8.50	8.07	7.84	7.62	7.30	7.06